                                                                   Exhibit 2.2

                                 AMENDMENT NO. 1
                                     TO THE
                              NEUBERGER BERMAN INC.
                      PLAN OF MERGER AND EXCHANGE AGREEMENT


                  AMENDMENT NO. 1, dated as of September 30, 1999 (this "AMENDMENT"), to the Plan of Merger and Exchange Agreement, dated as of August 2, 1999 (the "MERGER AND EXCHANGE AGREEMENT"), by and among (i) Neuberger Berman Inc., a Delaware corporation (the "COMPANY"); (ii) Neuberger Berman Sub Inc., a New York corporation ("MERGER SUB"); (iii) Neuberger Berman Management Inc., a New York corporation ("NBMI"); (iv) Neuberger Berman, LLC, a Delaware limited liability company ("NB LLC"); (v) the Principals; and (vi) the Family Affiliates. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Merger and Exchange Agreement.


                              W I T N E S S E T H :

                  WHEREAS, the parties listed in the Preamble have entered into the Merger and Exchange Agreement; and

                  WHEREAS, the parties thereto desire to amend the Merger and Exchange Agreement in order to increase the total number of shares of the Company to be distributed to all of the Principals and Family Affiliates without altering the relative amount of shares to be distributed to each Principal and Family Affiliate;

                  NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and as set forth in the Merger and Exchange Agreement, the parties hereto hereby agree as follows:

                  1. AMENDMENT. (a) Section 1.4(c) is hereby amended by replacing the number 8,270,281 with the number 8,314,507.

                  (b) Section 2.1(c) is hereby amended by replacing the number 34,229,719 with the number 34,412,766.

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                  2. EFFECTIVENESS OF AMENDMENT. The provisions of this
Amendment will become effective when signed by the Company, Merger Sub, NBMI and Founder Stockholders that, pursuant to the Merger and Exchange Agreement, will receive more than 50% of the Founder Shares.

                  3. CONFIRMATION OF MERGER AND EXCHANGE AGREEMENT. Except as set forth in this Amendment, the terms, conditions and agreements set forth in the Merger and Exchange Agreement are hereby ratified and confirmed and shall continue in full force and effect.

                  4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same agreement.


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                  IN WITNESS THEREOF, the parties have executed and delivered this Amendment as of the date first written above.


                                   NEUBERGER BERMAN INC.



                                   By: /s/ Jeffrey B. Lane
                                      ------------------------------------------
                                       Name: Jeffrey B. Lane
                                       Title: President, Chief Executive Officer


                                   NEUBERGER BERMAN SUB INC.



                                   By: /s/ Lawrence Zicklin
                                       -----------------------------------------
                                       Name: Lawrence Zicklin
                                       Title: President


                                   NEUBERGER BERMAN MANAGEMENT
                                    INC.



                                   By: /s/ Ellen Metzger
                                       -----------------------------------------
                                       Name: Ellen Metzger
                                       Title:   Secretary


                                   NEUBERGER BERMAN, LLC



                                   By: /s/ Lawrence Zicklin
                                      ------------------------------------------
                                        Name: Lawrence Zicklin
                                        Title:   Managing Principal and
                                                 Chief Executive Officer

The foregoing Amendment
is hereby agreed to by the undersigned
as of September 30, 1999.

/s/Herbert W. Ackerman
/s/Robert J. Appel
/s/John J. Barker
/s/Howard R. Berlin
/s/Jeffrey Bolton
/s/Richard A. Cantor
/s/Vincent Cavallo
/s/Lawrence J. Cohn
/s/Robert W. D'Alelio
/s/Salvatore D'Elia
/s/Stanley Egener
/s/Michael N. Emmerman
/s/Robert D. English
/s/Jack M. Ferraro
/s/Gregory P. Francfort
/s/Howard L. Ganek
/s/Robert T. Gendelman
/s/Theodore P. Giuliano
/s/Mark R. Goldstein
/s/Lee H. Idleman
/s/Alan L. Jacobs
/s/Kenneth M. Kahn
/s/Michael W. Kamen
/s/Michael M. Kassen
/s/Michael P. Kleiman
/s/Lee P. Klingenstein
/s/Irwin Lainoff
/s/Jeffrey B. Lane
/s/Joseph R. Lasser
/s/Richard S. Levine
/s/Christopher J. Lockwood
/s/Lawrence Marx III
/s/Robert Matza
/s/Robert R. McComsey

/s/Martin McKerrow
/s/Martin E. Messinger
/s/Beth W. Nelson
/s/Roy R. Neuberger
/s/Harold J. Newman
/s/Daniel P. Paduano
/s/Norman H. Pessin
/s/Leslie M. Pollack
/s/William A. Potter
/s/Janet W. Prindle
/s/C. Carl Randolph
/s/Kevin L. Risen
/s/Daniel A. Rosenblatt
/s/J. Curt Schnackenberg, Jr.
/s/Marvin C. Schwartz
/s/Jennifer K. Silver
/s/Kent C. Simons
/s/R. Edward Spilka
/s/Gloria H. Spivak
/s/ Heidi S. Steiger
/s/Bernard Z. Stein
/s/Fred Stein
/s/Eleanor M. Sterne
/s/Stephanie J. Stiefel
/s/Philip A. Straus
/s/Peter Strauss
/s/Peter E. Sundman
/s/Allan D. Sutton
/s/Richard J. Sweetnam, Jr.
/s/Judith M. Vale
/s/David I. Weiner
/s/Michael J. Weiner
/s/Dietrich Weismann
/s/Leslie J. Werkstell
/s/Allan R. White, III
/s/Lawrence Zicklin
HERBERT W. ACKERMAN ASSOCIATES, L.P.
By:      Herbert W. Ackerman Associates, Inc.,
         its general partner
         By:      /s/Herbert W. Ackerman
                  President
APPEL ASSOCIATES, L.P.
By:      Appel Associates, Inc., its general partner
         By:      /s/Robert J. Appel
                  President
BERLIN ASSOCIATES, L.P.
By:      Berlin Associates, Inc., its general partner
         By:      /s/Howard R. Berlin
                  President
BOLTON ASSOCIATES, L.P.
By:      Bolton Associates, Inc., its general partner
         By:      /s/Jeffrey Bolton
                  President
CANTOR ASSOCIATES, L.P.
By:      Cantor Associates, Inc., its general partner
         By:      /s/Richard A. Cantor
                  President
CAVALLO ASSOCIATES, L.P.
By:      Cavallo Associates, Inc., its general partner
         By:      /s/Vincent Cavallo
                  President
EGENER ASSOCIATES, L.P.
By:      Egener Associates, Inc., its general partner
         By:      /s/Stanley Egener
                  President
FRANCFORT 1998 GRANTOR RETAINED ANNUITY TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/Gregory Francort
         Trustee
         /s/Patricia Francfort
         Trustee
GANEK ASSOCIATES, L.P.
By:      Ganek Associates, Inc., its general partner
         By:      /s/Howard L. Ganek

                  President
GIULIANO ASSOCIATES, L.P.
By:      Giuliano Associates, Inc., its general partner
         By:      /s/Theodore Giuliano
                  President
GOLDSTEIN ASSOCIATES, L.P.
By:      Goldstein Associates, Inc., its general partner
         By:      /s/Mark R. Goldstein
                  President
KAMEN ASSOCIATES, L.P.
By:      Kamen Associates, Inc., its general partner
         By:      /s/Michael W. Kamen
                  President
KASSEN ASSOCIATES, L.P.
By:      Kassen Associates, Inc., its general partner
         By:      /s/Michael M. Kassen
                  President
KLINGENSTEIN ASSOCIATES, L.P.
By:      Klingenstein Associates, Inc., its general partner
         By:      /s/Lee P. Klingenstein
                  President
LAINOFF ASSOCIATES, L.P.
By:      Lainoff Associates, Inc., its general partner
         By:      /s/Irwin Lainoff
                  President
LASSER ASSOCIATES, L.P.
By:      Lasser Associates, Inc., its general partner
         By:      /s/Joseph Lasser
                  President
LAWRENCE MARX III ASSOCIATES, L.P.
By:      Lawrence Marx III Associates, Inc.,
         its general partner
         By:      /s/Lawrence Marx III
                  President
McKERROW ASSOCIATES, L.P.
By:      McKerrow Associates, Inc., its general partner
         By:      /s/Martin McKerrow
                  President

MESSINGER ASSOCIATES, L.P.
By:      Messinger Associates, Inc., its general partner
         By:      /s/Martin E. Messinger
                  President
NEUBERGER ASSOCIATES, L.P.
By:      Neuberger Associates, Inc., its general partner
         By:      /s/Roy R. Neuberger
                  President
NEWMAN ASSOCIATES, L.P.
By:      Newman Associates, Inc., its general partner
         By:      /s/Harold J. Newman
                  President
PADUANO ASSOCIATES, L.P.
By:      Paduano Associates, Inc., its general partner
         By:      /s/Daniel P. Paduano
                  President
POLLACK 1998 GRANTOR RETAINED ANNUITY TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/Leslie M. Pollack
         Trustee
         /s/Yvonne S. Pollack
         Trustee
POTTER ASSOCIATES, L.P.
By:      Potter Associates, Inc., its general partner
         By:      /s/William A. Potter
                  President
SCHWARTZ  CS ASSOCIATES, L.P.
By:      Schwartz CS Associates, Inc., its general partner
         By:      /s/Marvin C. Schwartz
                  President
SCHWARTZ ES ASSOCIATES, L.P.
By:      Schwartz ES Associates, Inc., its general partner
         By:      /s/Marvin C. Schwartz
                  President

ROBERT EDWARD SPILKA 1998 GRANTOR RETAINED ANNUITY TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/R. Edward Spilka
         Trustee
STEIGER ASSOCIATES, L.P.
By:      Steiger Associates, Inc., its general partner
         By:      /s/Heidi S. Steiger
                  President
STIEFEL ASSOCIATES, L.P.
By:      Stiefel Associates, Inc., its general partner
         By:      /s/Barbara Strauss
                  Trustee
STRAUSS 1998 TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/Barbara Strauss
         Trustee
SUNDMAN ASSOCIATES, L.P.
By:      Sundman Associates, Inc., its general partner
         By:      /s/Peter Sundman
                  President
ALLAN D. SUTTON 1998 GRANTOR RETAINED ANNUITY TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/Allan D. Sutton
         Trustee
         /s/Anita Sutton
         Trustee
SUTTON 1998 GST TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee

         By:      /s/John W. Mack
                  Vice President
         /s/Nancy Sutton Finley
         Trustee
         /s/Peggy Lynn Sutton
         Trustee
WEINER 1998 GRANTOR RETAINED ANNUITY TRUST
By:      Neuberger&Berman Trust Company of Delaware,
         as Trustee
         By:      /s/John W. Mack
                  Vice President
         /s/David J. Weiner
         Trustee
         /s/Laurie L. Weiner
         Trustee
         /s/Bintoar Palar
         Trustee
WEISMANN  ASSOCIATES, L.P.
By:      Weismann Associates, Inc., its general partner
         By:      /s/Dietrich Weismann
                  President
ZICKLIN ASSOCIATES, L.P.
By:      Zicklin Associates, Inc., its general partner
         By:      /s/Lawrence Zicklin
                  President